Exhibit 10.3.1

FIRST AMENDMENT TO

PURCHASE AND LIMITED ASSUMPTION AGREEMENT OF BRANCH

THIS   FIRST   AMENDMENT  TO  PURCHASEAND  LIMITEDASSUMPTION

AGREEMENT OF BRANCH (this "First Amendment") made and entered into as of this 15th day of January, 2019 by and between Hawthorn Bank, a Missouri state-chartered bank with its main office located in Jefferson City, Missouri ("Seller"), and Branson Bank, a Missouri state chartered bank with its main office located in Branson, Missouri ("Buyer").

RECITALS:

WHEREAS, Buyer and Seller entered into a Purchase and Limited Assumption Agreement of Branch on the 17th day of October, 2018 (hereinafter referred to as the "Agreement"), and

WHEREAS, Buyer and Seller desires to amend one part of said Agreement, while the balance of the Agreement remains in full force and effect as previously executed.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, do hereby agree as follows:

1. Extension of Inspection Completion Date. The "Inspection Completion Date," as defined in Section 5(b) of the Agreement, shall be extended to ninety-seven (97) days after the Effective Date.

2. Balance of Agreement Reaffirmed. Other than as amended in this First Amendment, the Agreement shall remain in full force and effect, and is hereby reaffirmed in its entirety.

3. Governing Law. This First Amendment shall be governed by the laws of the State of Missouri and applicable federal laws and regulations.

4. Counterparts. This First Amendment may be executed in any number of counterparts and the counterparts, taken together, shall be deemed to form one original instrument.

[signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

HAWTHORN BANK

By	/s/	David T. Turner
David T. Turner, CEO

BRANSON BANK

By	/s/	Bill W. Jones
Bill W. Jones, CEO